                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                             _____________________

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                             _____________________


       Date of Report (Date of earliest event reported): August 17, 1999

                       System Software Associates, Inc.
              (Exact Name of Registrant as Specified in Charter)



          Delaware                      0-15322                36-3144515
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)



                  500 West Madison Street, Chicago, IL 60661
         (Address of principal executive offices, including zip code)

                                (312) 258-6000
             (Registrant's telephone number, including area code)

         (Former Name or Former Address, if Changed Since Last Report)

                                      N/A
         -------------------------------------------------------------
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Item 5. Other Events.

     At a special meeting held on August 17, 1999, the stockholders of System Software Associates, Inc. (the "Company") approved an amendment to the Company's Certificate of Incorporation to effect a 1 for 4 reverse stock split and the adoption of a new Stock Option Plan. On that date, the Company issued a Press Release reporting the results of the meeting. The Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The amendment to the Company's Certificate of Incorporation was filed with the Delaware Secretary of State on September 1, 1999.

     On September 2, 1999 the Company received notice from the Nasdaq National Market that the Company's common stock would be moved from the Nasdaq National Market to the Nasdaq SmallCap Market effective on September 7, 1999. The Company's common stock has traded on the Nasdaq SmallCap Market under the symbol SSAXD since September 7, 1999. The Company issued a Press Release reporting the move on September 7, 1999. The Press Release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements
          Not Applicable

     (b)  Pro Forma Financial Information
          Not Applicable

     (c)  Exhibits

      99.1.  Press Release dated August 17, 1999
      99.2.  Press Release dated September 7, 1999


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              System Software Associates, Inc.


                              By:  /s/ Kirk J. Isaacson
                                   -------------------------------
                                       Kirk J. Isaacson
                                       Secretary

Dated: September 17, 1999

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